UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 28, 2022

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 28, 2022, the United States Forest Service (“USFS”) released the Supplemental Draft Environmental Impact Statement (“SDEIS”) on Perpetua Resources Corp.’s (the “Company”) Stibnite Gold Project for public comment and identified the Company’s proposed action, the “Modified Mine Plan,” as the Preferred Alternative. The SDEIS specifies a public comment period of 75 days, ending on January 10, 2023. The foregoing description of the SDEIS does not purport to be complete and is qualified in its entirety by reference to the full text of the SDEIS, which can be found in the Environmental Protection Agency (“EPA”) EIS database filed under EIS number 20220154 and will be available on the USFS project page at https://www.fs.usda.gov/project/?project=50516. The SDEIS and information on the EPA and USFS websites are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K (the “Current Report”).

Also on October 28, 2022, the Company issued a press release relating to the USFS’s release of the SDEIS on the Stibnite Gold Project.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.

Item 8.01	Other Events.

The information in the first paragraph under Item 7.01 of this Current Report is incorporated by reference herein.

Cautionary Statement

The publication of the SDEIS and the identification by the USFS of the Modified Mine Plan as the Preferred Alternative does not indicate any commitments on the part of the USFS with regard to a final decision. In developing the Final Environmental Impact Statement (“FEIS”), the next phase of the NEPA planning process, the USFS may select various actions based on the Modified Mine Plan or each of the alternatives analyzed in the SDEIS. The SDEIS is subject to review and comment by the public through the public review period, which may be extended by the USFS in its sole discretion. The Project is also subject to additional permits and approvals and will require the Company to obtain additional funding in order to commence operations. There can be no assurance that such permits, approvals or funding will be obtained in a timely manner or at all. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC and with the Canadian securities regulators. Except as required by law, the Company does not assume any obligation to release publicly any updates to the information contained in this Current Report to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: October 28, 2022	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer